Exhibit 99.2
December 6, 2023 Riot Platforms (NASDAQ: RIOT) Corporate Presentation NASDAQ: RIOT

Statements in this presentation that are not statements of historical fact are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and are not guarantees of future performance or actual results. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including potential future financial and operating results, as well as the Company’s plans, objectives, expectations, and intentions. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such signifying expressions. Because such forward-looking statements reflect management’s current expectations, assumptions and estimates of future performance and economic conditions, they are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Corsicana Facility; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; MW capacity under development; risks related to our realization of the benefits we anticipate from immersion-cooling; risks related to the success, schedule, cost and difficulty of integrating businesses we acquire; our failure to realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact that COVID-19 and other global events may have on us, our customers, our suppliers, and on economic conditions in connection with our estimated timelines, future performance and operations. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. In addition to these risks and those identified by the Company’s management and disclosed in the Company’s filings with the SEC, other risks, factors and uncertainties not identified by management, or which management does not presently believe to be material to the Company, its business or prospects, may also materially affect the Company’s actual future results, including in ways adverse to the Company’s business. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements. 2 Forward Looking Statements

Riot Platforms (NASDAQ: RIOT) is the Leading Bitcoin-Driven Infrastructure Platform

#				
1	**Significant scale of operations**	Total revenue[1]: **$202 million**	**98,694** miners deployed / **10.9 EH/s** hash rate deployed[2]	**4,996** Bitcoin mined[1] / **~18.3** Bitcoin mined/day
2	**Low-cost producer**	YTD Direct cost to produce 1 BTC[3]: **$5,537/BTC**	YTD Bitcoin Mining gross margin[3]: **79%**	YTD Cost of power[3]: **1.7c/kWh**
3	**Strong financial and liquidity position**	Cash balance[4]: **$290 million**	Bitcoin held[5]: **7,358 BTC (~$309 million)**	Long-term debt outstanding[6]: **Zero**

RIOT

1. *Nine months ended September 30, 2023.*
2. *As of September 30, 2023. Excludes 14,250 miners that are offline as a result of damage to Building G from the severe winter weather in Texas in late December 2022.*
3. *Nine months ended September 30, 2023. Non-GAAP, net of $42.3 million of power curtailment credits allocated to Bitcoin Mining. Direct cost to produce 1 BTC of $14,010 based on GAAP cost of Bitcoin Mining revenues, resulting in GAAP 46% Bitcoin Mining gross margin.*
4. *As of September 30, 2023.*
5. *BTC balance as of November 30, 2023. Estimated fair value of 'Bitcoin held' based on applying the market price of one Bitcoin on December 4, 2023, of approximately $42,000 to the Company's 7,358 Bitcoin held.*
6. *As of September 30, 2023. Does not include $0.7MM of long-term debt held at the ESS Metron level.*

3

Best-in-Class Management Team Driving Value Creation 4 Strong operational benefits from vertically-integrated strategy Leading hash rate deployment and growth Unique power strategy in Texas drives low power costs Industry-leading financial strength, with a clear path to grow to 38.1 EH/s Technological leader in industrial-scale immersion-cooling infrastructure build-out Key track record of decision-making across multiple Bitcoin cycles 1 2 3 4 5 6

Strong Operational Benefits from Vertically-Integrated Strategy… 5 1 Rockdale Facility Corsicana Facility ESS Metron  Largest Bitcoin mining data center in North America1 with 700 MW of total capacity in Rockdale, Texas  12.4 EH/s of self-mining capacity  200 MW of capacity across two buildings dedicated to immersion-cooled self-mining operations  Second large-scale development located in Corsicana, Texas with anticipated 1 GW of total capacity approved by ERCOT  Expansion underway, with initial phase of 400 MW of immersion-cooled data center infrastructure under development  Miner orders placed representing 26 EH/s, totaling 99,840 miners – enough to fill out 600MW of infrastructure  Mining expected to commence Q1 2024  Critical provider of Riot’s infrastructure including customized immersion-cooling technology  Diversifies revenue base and de-risks procurement of infrastructure supply tied to Riot’s expansion plans  Premier provider of highly-engineered electrical equipment products to ~100 existing customers, including a number of Fortune 500 companies 1. As measured by developed capacity.

… Driving Positive Financial and Operational Benefits 6 1 Strong operational benefits… Industrial-scale miner fleet “plugged-in” at an industry-leading, low-cost of power Miner deployments Infrastructure development Suppliers Security Controlled infrastructure development timeline matching deployment schedule of miners Zero reliance on third-party hosting providers Physical and cyber operations monitored on-site 24/7 …driving positive financial performance 1 Enhanced profitability 2 Greater balance sheet flexibility Greater diversification of revenues Expanded relationships with key industry players Deepened industry knowledge driving best-in-class management decision-making 3 4 5

7 Source: Hashrate Index by Luxor as of October 31, 2023.  Riot began testing MicroBT miners in Q4 of 2022  Consistently demonstrates high uptime  Purpose built for immersion-cooling use  Made in the USA  Initial order of 33,280 miners for the first two buildings in the Corsicana facility  33,280 @ $21/TH  Second order of 66,560 miners for next four building in the Corsicana facility  66,560 @ $16 /TH  Purchase option for 75 EH/s of latest generation machines with a price ceiling of $16 /TH MicroBT M56S++ Order Option @ $16.50/TH $/TH Historical ASIC & BTC Price History1 BTC Price MicroBT Miner Order Secures Future ASIC Miner Purchase Supply and Pricing 2 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $- $20 $40 $60 $80 $100 $120 $140 Oct-20 Apr-21 Oct-21 Apr-22 Oct-22 Apr-23 Oct-23 25 to 28 J/TH Under 25 J/TH BTC Price MicroBT Long-Term Order Option @ $16/TH Provides Riot with a clear path to achieve 100 EH/s in self-mining capacity

8 2 Recent MicroBT Order Significantly Upgrades Riot’s Mining Fleet 27.7 J/TH 22.4 J/TH Current Fleet Efficiency 2025E Fleet Efficiency 67% 33% Below 25 J/TH Above 25 J/TH  Riot’s purchase of 99,840 MicroBT miners has an average fleet efficiency of 20.0 Joules per Terahash  Riot’s total fleet efficiency will be 22.4 Joules per Terahash in 2025 after deployment of all miners  Upon full installation of ordered miners, approximately 67% of Riot’s hash rate will come from the latest generation, most efficient miners Model Quantity Hash Rate Efficiency J/TH M56S+ 8,320 220 TH/s 24.0 M56S++ 22,684 230 TH/s 22.0 M66 20,778 250 TH/s 19.9 M66S 48,058 280 TH/s 18.5 Total / Weighted Average 99,840 26 EH/s 20.0 Fleet Efficiency Improvements 2025E Hash Rate Contribution Mix MicroBT Combined Order Summary

Corsicana Phase 1 3.1 EH/s 9.7 EH/s 12.4 EH/s 16.1 EH/s 20.1 EH/s 24.4 EH/s 28.8 EH/s 33.4 EH/s 38.1 EH/s 2021A 2022A 2023E 9 Historical Rockdale Phase 1 Phase 2 2024E 2 MicroBT Miner Order Provides Clear Path to 100 EH/s in Self Mining Note: Phases 1 and 2 represent the continued buildout of the Corsicana site and Riot’s option to order additional miners on an ongoing basis. Phase 1 consists of 4 buildings at the Corsicana site and Phase 2 consist of 2 buildings at the Corsicana site, with each building housing approximately 16,640 miners. 100+ EH/s Assuming full exercise of additional MicroBT purchase options 2025E Corsicana Phase 2

10 Proportion of Renewable Energy Production in ERCOT Continues to Increase 3 69% 59% 44% 19% 25% 26% 1% 6% 22% 11% 10% 5% 0.4% 0.2% 3% 0.2% 2018 2022 2024 Non-renewable Wind Solar Storage Nuclear Other  By the end of 2024, ~44% of ERCOT’s installed capacity will be generated from non-renewable sources  Bitcoin Mining is the perfect complement for intermittency issues associated with Renewable Generation  Bitcoin Mining is one of the few industries that can lower energy consumption and support the grid during times of demand stress #1 in renewable energy production1,2 in the US with wind and solar accounting for 48% of total energy generation capacity in the ERCOT grid by 2024 3 ERCOT energy generation fuel mix Sources: ERCOT, U.S. Energy Information Administration. 1. As of year end December 31, 2022. 2. Includes wind, solar, biomass, and geothermal energy sources.

3 Fixed Power Block Gives Riot Ability to Benefit from High Power Costs when Bitcoin Mining may be Less Economical



LZ South Average Settlement Price 1
$/MWh Mining Revenue 2
$210/MWh
$190/MWh
$170/MWh
$150/MWh
$130/MWh
$110/MWh
$90/MWh
$70/MWh
$50/MWh
$30/MWh
$10/MWh
-$10/MWh
Average settlement price >$500/MWh
Riot's average cost of power 3
January-23
February-23
March-23
April-23
May-23
June-23
July-23
August-23
September-23
October-23
November-23

1. *ERCOT South Hub (7x24) daily average historical settlement price from January 1, 2023, to October 31, 2023.*
2. *Riot's $/MWh self-mining revenue, based on BTC mined per day, BTC closing price, and self-mining power draw per day.*
3. *9-months ended September 30, 2023. Non-GAAP, net of $41.8 million of power curtailment credits allocated to Bitcoin Mining.*

RIOT
11

3 Long-Term Power Contracts Form the Basis of Riot's Power Strategy

Riot's 345MW Long-Term 24/7 Fixed-Price Power Contract

Makes Possible

Riot's Power Strategy Employed Through 3 Primary Mechanisms

1 Manual Curtailment

- Riot powers down operations and returns power back to the utility when market prices are higher than Bitcoin mining revenues
- Riot receives power credits for difference between market power price and Riot's fixed power price
- Economic maximization between Bitcoin mining and electricity markets

Power Credits Received	
Q1 2023	$1.2 Million
Q2 2023	$8.4 Million
Q3 2023	$38.4 Million
Q3 YTD Total	**$48.0 Million**

2 ERCOT Ancillary Services

- Riot competitively bids to sell ERCOT the option to control Riot's electrical load in certain hours
- ERCOT compensates in the form of Demand Response Credits, which are received whether or not ERCOT calls to power down

Demand Response Credits Received	
Q1 2023	$1.9 Million
Q2 2023	$5.1 Million
Q3 2023	$11.2 Million
Q3 YTD Total	**$18.2 Million**

3 ERCOT 4 Coincident Peak ("4CP") Program

- Riot voluntarily powers down operations during times of peak demand in summer months
- Participation gives substantial savings on transmission costs in future power bills, reducing overall power costs
- Saves Riot ~$1MM per month on transmission costs

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0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0.00 $500.00 $1,000.00 $1,500.00 $2,000.00 $2,500.00 $3,000.00 $3,500.00 $4,000.00 $4,500.00 $5,000.00 12:00 AM 1:00 AM 2:00 AM 3:00 AM 4:00 AM 5:00 AM 6:00 AM 7:00 AM 8:00 AM 9:00 AM 10:00 AM11:00 AM12:00 PM 1:00 PM 2:00 PM 3:00 PM 4:00 PM 5:00 PM 6:00 PM 7:00 PM 8:00 PM 9:00 PM 10:00 PM11:00 PM Riot Self-Mining Revenue per MWh LZ_South Real Time Pricing Riot Self-Mining Power Usage % of Total Capacity 13 Riot’s Power Strategy in Action – Economic Optimization on June 20, 2023 3 Riot sells power back when power prices exceed BTC mining breakeven3 1. Self-mining revenue based on combination of bitcoin generated by self-mining operations and the average bitcoin price during the day, combined with all power credits received during June 20, 2023. 2. Real Time Market Settlement Point Prices for ERCOT Load Zone South based on average 15 minute interval on June 20, 2023 3. Amount equal to $93 per MWh, calculated based on daily average bitcoin price and network conditions as of June 20, 2023 and miner efficiency of 30 J/Th/s. 4. Riot is able to turn off and monetize fixed price power contracts though Power Credits and Demand Response Credits, average price received during June 20, 2023 were $62.86 per MWh and $688.29 per MWh, respectively. Total credits received on day of June 20, 2023 are $6.22 Million Riot mines BTC at full capacity Riot receives Power and Demand Response Credits4 Riot mining operations resume 1 2

Q3 2023 Actual BTC Net Proceeds (Oct & Nov 2023) Estimated BTC sales Corsicana Facility 400 MW build-out (remaining) Corsicana Facility additional 200 MW build-out Corsicana miner purchases 14 1. As of September 30, 2023. 2. As of November 30, 2023. Based on market price of BTC of approximately $42,000 as of December 4, 2023. 3. Assumes $40,000 BTC price increasing at a 2% monthly escalator and global network hash rate of 478 EH/s in 2023 (November to December), 505 EH/s in 2024 (January to December), and 536 EH/s in 2025 (January to December), majority of monthly BTC production sold (net of fees), self-mining operations from the Rockdale Facility, and estimated Company future deployed self-mining hash rate at the Corsicana Facility. 4. Assumes outstanding infrastructure capital expenditure as of September 30, 2023, only. 5. Includes miner costs to fill out all the Phase 1 400MW Corsicana build-out. Includes $289 million second order of 66,560 additional miners scheduled to be delivered through April 2025. $290 million Cash balance1 4 5 7,358 BTC2 3 $176 million $399 million Industry-Leading Financial Strength, with Growth Plans Through Year-End 2025 Already Fully-Funded and Independent of External Financing 4 $170 million

Corsicana Facility Under Development October 31st, 2023 Capex spent as of Q3 2023 Q4 2023 capex estimate 2024 phase 1 capex estimate Total phase 2 capex Total phase 1 & 2 capex G 15 1. Phase 1 of the Corsicana Facility development is comprised of the buildout of an initial 400 MW of immersion-cooled data center infrastructure. Phase 2 of the Corsicana Facility development is comprised of the buildout of an additional 200 MW of immersion-cooled data center infrastructure. Corsicana Infrastructure Capex Schedule1 $155mm $501mm $29mm $147mm 4 Corsicana Facility – Riot's Second Large-Scale Facility [1 GW] $170mm

16 Q4 2022 Groundbreaking Ceremony Kick-off Ground Works Q2 2023 Cut & Fill Structural Metal Buildings Delivered on Site Q4 2023 Tanks Commissioning Q4 2023 Building A1 Erection Q2 2023 Inventory Building Cut & Fill Q1 2024 First Batch of Miners Online Q2 2024 Second Batch of Miners Online 4 Corsicana Facility – First Batch of ASIC Miners to go Online in Q1 2024

Technological Leader in Industrial-Scale Immersion-Cooling Infrastructure Build-Out 17 5 Rockdale Facility Corsicana Facility Benefits of Immersion- Cooling1  Rockdale Facility is the largest known fully operational industrial-scale immersion-cooled Bitcoin mining operation  Two immersion-cooled buildings (200 MW) for self-mining at the Rockdale Facility have been completed  Initial 400 MW development at the Corsicana Facility will implement immersion-cooling infrastructure and technology  Agreement with Midas provides delivery of 200 MW of new immersion cooling systems for the first two buildings at Corsicana  Miners purchased from MicroBT are purpose-built for immersion-cooled mining  Provides clear pathway to deploying an additional 200 MW of immersion-cooled miners by Q2 2024 Increased heat dissipation – immersion fluids are more thermally conductive than air, increasing heat absorption and moving it quickly away from miners Cleaner operating conditions – prevents dust and debris from getting into hardware, decreasing cleaning and maintenance requirements Improved energy efficiency – removal of miner fans decreases energy usage and increases hash rate power Increased hardware asset life – significantly reduces vibrations and temperature fluctuations which cause hardware degradation 1: Source: Braiins (Economics of Immersion Cooling for Bitcoin Miners); Braiins is a Bitcoin mining operations company with software solutions including custom ASIC firmware and mining pool.

6 Key Track Record of Decision-Making Across Multiple Bitcoin Cycles

1. Early, large-scale adopter of leading-edge ASIC miners

2. Successfully executed key strategic acquisitions and organic initiatives driving growth

3. Balance sheet prepared for the cycles through timely equity capital raises and zero debt driving current, leading liquidity position



Dec 2019: Purchased 4,000 S17 Pro miners
Aug-Dec 2020: Purchased 30,600 S19 Pro / S19j Pro miners
Mar 2021: Purchased 43,500 S19j miners
Oct 2021: Purchased 9,000 S19j Pro miners
Dec 2021: Purchased 30,000 S19XP miners
Dec 2021: Acquired ESS Metron
Apr 2022: Initiated 1 GW expansion site in Corsicana, TX
Jun 2023: Purchased 33,280 miners, consisting of M56S+, M56S++, and M66 miners
Dec 2023: Purchased 66,560 miners, consisting of M56S++, M66, and M66S miners
Oct 2020: Completed $74 million raise at $2.43/sh
Dec 2020: Completed $100 million raise at $5.78/sh
Jan 2021: Completed $200 million raise at $13.46/sh
May 2021: Acquired 300 MW facility in Rockdale, TX; announced 400 MW expansion
Dec 2021: Completed $600 million raise at $29.53/sh
Jun 2023: Completed $500 million raise at $9.35/sh
Aug 2023: Started new $750 million raise ($317 million Q3 YTD at $11.81/sh)
Jan-19
Aug-19
Mar-20
Oct-20
May-21
Dec-21
Jul-22
Feb-23
Sep-23
Bitcoin price ($/BTC)1

Experienced management team successfully navigated through multiple Bitcoin cycles resulting in an industry-leading position

- ✓ 150,000+ miners fully funded
- ✓ Acquired Rockdale Facility and completed expansion to 700 MW
- ✓ 1 GW Corsicana Facility initiated
- ✓ Cumulative capital raised[2] at a weighted avg. price of ~$11/sh
- ✓ $290 million cash balance and zero long-term debt[3]

1. *Source: Blockchain.com; historical Bitcoin price from January 1, 2019, to December 1, 2023, based on monthly price average.*
2. *Since initiation of the 2019 ATM Offering.*
3. *As of September 30, 2023. Excluding net long-term balance of $0.3 million on Equipment Guidance Line at ESS Metron recognized within Other long-term liabilities on the Condensed Consolidated Balance Sheet.*

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6 Riot is Strongly Positioned Going into the "Halving"



1
Leading Fleet Efficiency
27.7 J/TH 1
22.4 J/TH 1
25.2 J/TH
31.4 J/TH
27.8 J/TH
N/A
33.4 J/TH
36.0 J/TH
N/A
25.7 J/TH
N/A
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Average Network Efficiency of 32.2 J/TH 2
2
Low Cost to Mine BTC (Q3 YTD)
$5,537
$18,123
$9,044
$13,556
$19,901
$13,770
$15,360
$19,744
$7,822
$14,889
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5 3
Peer 6
Peer 7
Peer 8
Peer 9 3
Average of $13,640
3
Strong Net Liquidity Position 4
$599
$352
$9
$128
$41
$42
$57
$(14)
$(42)
$68
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5 3
Peer 6
Peer 7
Peer 8
Peer 9 3

RIOT

Source: Latest publicly available fleet efficiency data available from company filings, press releases, and management presentations as of December 4, 2023.

1. '27.7 J/TH' figure is representative of current operating miners deployed. '22.4 J/TH' figure reflects Riot's expected fleet efficiency following full deployment of self-mining operations in phase 1 and phase 2 of the Corsicana Facility.
2. Source: Coin Metrics as of December 4, 2023.
3. Includes only Q2 2023 figures due to unavailability of Q3 2023 data.
4. Calculated as Cash & Cash Equivalents + (BTC on balance sheet as of November 30, 2023 * market price of BTC of approximately $42,000 as of December 4, 2023) – Long Term Debt. Balance sheet data from Q3 2023 filings, unless noted otherwise.

19

Riot’s vision is to be the world’s leading Bitcoin-driven infrastructure platform 20 Rendering of Full Development of Corsicana Facility

Appendix 21

22 Management Team and Board of Directors  Unique, Bitcoin-focused strategic vision  Veteran public company expertise  Supported by industry-leading infrastructure expansion capabilities  Highly experienced independent directors Jason Les Chief Executive Officer; Director Benjamin Yi Executive Chairman of the Board William Jackman Executive Vice President, General Counsel Colin Yee Executive Vice President, Chief Financial Officer Hannah Cho Independent Director Lance D’Ambrosio Independent Director Hubert Marleau Lead Independent Director Jason Chung Executive Vice President, Head of Corporate Development & Strategy

23 Statement of Operations (Unaudited) 2023 2022 (in $ thousands, except for per share amounts) Revenue: - Bitcoin Mining $ 128,987 $ 126,166 - Data Center Hosting 21,811 27,899 - Engineering 50,995 44,886 - Other Revenue 73 73 Total Revenue $ 201,866 $ 199,024 Costs and Expenses: Cost of Revenue: - Bitcoin Mining $ 69,995 $ 51,766 - Data Center Hosting 73,929 44,392 - Engineering 46,939 40,504 Selling, General and Administrative 61,578 37,627 Depreciation and Amortization 190,071 61,366 Change in Fair Value of Derivative Asset (11,274) (86,865) Power Curtailment Credits (66,146) (21,328) Realized Gain on Sale of Bitcoin (47,098) (28,034) Impairment of Bitcoin 14,151 130,310 Other Expenses 6,862 319,543 Total Costs and Expenses 339,007 549,281 Operating Income (Loss) $ (137,141) $ (350,257) Total Other Income (Expense) 3,427 (7,998) Net Income (Loss) Before Taxes (133,714) (358,255) Total Income Tax Benefit (Expense) 5,014 8,839 Net Income (Loss) $ (128,700) $ (349,416) Basic and Diluted Net Income (Loss) per Share $ (0.76) $ (2.61) Basic and Diluted Weighted Average Number of Shares Outstanding 168,758,240 133,894,338 Nine Months Ended September 30,

24 Balance Sheet (Unaudited) As of September 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Assets: Current Assets: Cash and Cash Equivalents $ 290,107 $ 230,328 Accounts Receivable, net 12,683 26,932 Contract Assets 22,513 19,743 Prepaid Expenses and Other Current Assets 35,989 32,661 Bitcoin 151,825 109,420 Future Power Credits, Current Portion 271 24,297 Total Current Assets $ 513,388 $ 443,381 Property and Equipment, net $ 667,808 $ 692,555 Deposits 120,936 42,433 Finite-lived Intangible Assets, net 17,159 21,477 Derivative Asset 108,771 97,497 Operating Lease Right-of-Use Assets 21,064 21,673 Future Power Credits, less current portion 638 638 Other Long-Term Assets 5,620 310 Total Assets $ 1,455,384 $ 1,319,964

25 Balance Sheet (Unaudited) (continued) As of September 30, As of December 31, 2023 2022 (in $ thousands, except for per share amounts) Liabilities and Stockholders' Equity: Current Liabilities: Accounts Payable $ 8,898 $ 18,445 Contract Liabilities 5,787 8,446 Accrued Expenses 25,200 65,464 Deferred Gain on Acquisition Post-Close Dispute Settlement 26,007 - Deferred Revenue, current portion 2,564 2,882 Contingent Consideration Liability - Future Power Credits, current portion 271 24,297 Operating Lease Liability, current portion 2,388 2,009 Total Current Liabilities $ 71,115 $ 121,543 Deferred Revenue, less current portion $ 16,331 $ 17,869 Operating Lease Liability, less current portion 19,516 20,242 Contingent Consideration Liability - Future Power Credits, less current portion 638 638 Other Long-Term Liabilities 7,083 8,230 Total Liabilities $ 114,683 $ 168,522 Stockholders' Equity: Preferred Stock, no par value, 15,000,000 shares authorized: 2% Series A Convertible Preferred stock; 2,000,000 shared authorized; no shares issued and outstanding as of September 30, 2023 and December 31, 2022 - - 0% Series B Convertible Preferred stock; 1,750,001 shares authorized; no shares issued and outstanding as of September 30, 2023 and December 31, 2022 - - Common Stock, no par value; 340,000,000 shares authorized; 196,300,944 and 167,751,112 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 2,225,743 1,907,784 Accumulated Deficit (885,042) (756,342) Total Stockholders' Equity 1,340,701 1,151,442 Total Liabilities and Stockholders' Equity $ 1,455,384 $ 1,319,964

26 Non-GAAP Adjusted EBITDA (Unaudited) * Indicates Non-GAAP measure. We use Adjusted EBITDA to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing strategic business operations. Adjusted EBITDA includes impairment of Bitcoin charges. Adjusted EBITDA is provided in addition to, and not as a substitute for, or as superior to, the comparable GAAP measure, Net Income. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our September 30, 2023, Form 10-Q. 2023 2022 (in $ thousands, except for per share amounts) Net Income (Loss) $ (128,700) $ (349,416) Interest (Income) Expense (3,331) 9 Income Tax Expense (Benefit) (5,014) (8,839) Depreciation and Amortization 190,071 61,366 EBITDA $ 53,026 $ (296,880) Non-Cash / Non-Recurring Operating Expenses and Adjustments: Stock-Based Compensation Expense $ 14,652 $ 7,304 Change in Fair Value of Derivative Asset (11,274) (86,865) Unrealized (Gain) Loss on Marketable Equity Securities - 7,930 Loss (Gain) on Sale/Exchange of Equipment 5,336 (16,281) Impairment of Goodwill - 335,648 Other (Income) Expense 1,430 313 Other Revenue, (Income) Expense Adjustments: License Fees (73) (73) Total Adjustments 10,071 247,976 Adjusted EBITDA $ 63,097 $ (48,904) Nine Months Ended September 30,

27 Non-GAAP Cost of Revenues (Unaudited) * Indicates Non-GAAP measure. We use these Non-GAAP measures to evaluate the performance of our core business operations, Bitcoin Mining and Data Center Hosting, after including the impact of our power management strategy. They are provided in addition to, and not as a substitute for, or superior to, their comparable GAAP measures, Revenue and Cost of Revenues. For a full reconciliation of the Non-GAAP measures we use to their comparable GAAP measures, see the discussion under the heading “Non-GAAP Measures” commencing on page 29, under Item 2, “Management’s Discussion & Analysis” in our September 30, 2023, Form 10-Q. 2023 2022 (in $ thousands, except for per share amounts) Bitcoin Mining: Revenue $ 128,987 $ 126,166 Cost of Revenue 69,995 51,766 Power Curtailment Credits allocated to Bitcoin Mining (42,333) (8,924) Cost of Revenue, net of Power Curtailment Credits 27,662 42,842 Bitcoin Mining Revenue in excess of Cost of Revenue, net of Power Curtailment Credits $ 101,325 $ 83,324 Bitcoin Mining Revenue in excess of Cost of Revenue, net of Power Curtailment Credits as a percentage of Revenue 78.6% 66.0% Data Center Hosting: Revenue $ 21,811 $ 27,899 - - Cost of Revenue 73,929 44,392 Power Curtailment Credits allocated to Data Center Hosting (23,813) (12,434) Cost of Revenue, net of Power Curtailment Credits 50,116 31,958 Data Center Hosting Revenue in excess of Cost of Revenue, net of Power Curtailment Credits $ (28,305) $ (4,059) Data Center Hosting Revenue in excess of Cost of Revenue, net of Power Curtailment Credits as a percentage of Revenue -129.8% -14.5% Total Consolidated Power Curtailment Credits $ (66,146) $ (21,358) Nine Months Ended September 30,